Accrued Expenses and Other Current Liabilities (Details) - Schedule of accrued expenses and other current liabilities - USD ($)		Dec. 31, 2020	Dec. 31, 2019
Schedule of accrued expenses and other current liabilities [Abstract]
Customer security deposits	[1]	$ 1,189,095	$ 1,677,802
Other payables		20,010	118,871
Total		$ 1,209,105	$ 1,796,673

[1]	A majority of customer security deposits are from distributors who make bulk purchases from the Company. The Company offers these customers favorable pricing, but requires each of these customers to maintain a certain amount of security deposit to be a sales distributor. The deposits are interest-free and shall be returned to those customers when customers terminate their distribution relationship with the Company.